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                                                          Exhibit 32.1

                            NORDSTROM CREDIT, INC.

                           13531 EAST CALEY AVENUE

                          CENTENNIAL, COLORADO 80111

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nordstrom Credit, Inc (the "Company") on Form 10-Q for the period ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kevin T. Knight, President (Principal Executive Officer), and Michael G. Koppel, Vice President and Treasurer (Principal Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      - The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                June 14, 2005

                                                /s/ Kevin T. Knight
                                                ----------------------
                                                Kevin T. Knight
                                                President

                                                /s/ Michael G. Koppel
                                                ----------------------
                                                Michael G. Koppel
                                                Vice President and Treasurer


A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom Credit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.